UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

SORL Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-11991	30-0091294
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

No. 2666 Kaifaqu Avenue
Ruian Economic Development District
Rui’an City, Zhejiang Province
People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:    86-577-6581-7720

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.002 PAR VALUE	SORL	NASDAQ GLOBAL MARKET

Item 5.07.	Submission of Matters to a Vote of Security Holders

Special Meeting of Stockholders

A special meeting of the stockholders (the “Special Meeting”) of SORL Auto Parts, Inc., a Delaware corporation (the “Company”), was held on May 8, 2020. The Company’s stockholders considered the following proposals at the Special Meeting:

●	Proposal I: to adopt the Agreement and Plan of Merger, dated as of November 29, 2019, as it may be amended from time to time (the “Merger Agreement”), by and among the Company, Ruili International Inc., a Delaware corporation (“Parent”), and Ruili International Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and

●	Proposal II: to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.

Voting Results

As of the record date of April 2, 2020, the Company had 19,304,921 shares of common stock outstanding that are entitled to vote, of which 15,876,170 or 82.24% were present in person or by proxy at the Special Meeting. 15,393,221 shares, representing approximately 79.74% of the outstanding shares entitled to vote, voted in favor of the proposal to adopt the Merger Agreement. Specifically, 4,033,818 shares, representing approximately 50.77% of the outstanding share of common stock entitled to vote owned by the unaffiliated stockholders, voted in favor of the proposal to adopt the Merger Agreement, satisfying the majority of unaffiliated stockholders voting requirement set forth in the Merger Agreement.

The adjournment proposal was approved with 15,158,713 “FOR” votes, 663,263 “AGAINST” votes and 54,194 “ABSTAIN” votes.

Item 8.01. Other Events

On May 8, 2020, the Company issued a press release announcing the results of the Special Meeting and the target closing date. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibits

99.1	Press Release, dated May 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SORL Auto Parts, Inc.

/s/ Xiaoping Zhang
Xiaoping Zhang, Chief Executive Officer

Date: May 8, 2020

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